DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.  TWO WORLD TRADE CENTER, NEW
                                                YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995

DEAR SHAREHOLDER:

Led by the U.S. bond market, global bond yields declined substantially during the fiscal year ended October 31, 1995. In the United States, the additional increases of the federal-funds rate by the Federal Reserve Board in November 1994 and February 1995 set the stage for a substantial slowing of economic growth and a significant reduction of inflation in 1995. These developments allowed yields on three-year U.S. Treasuries to decline by 2.12 percent from the highs reached in January 1995. In July, the Federal Reserve sanctioned the improvements in inflationary expectations by cutting the federal-funds rate by
0.25 percent.

Outside of the U.S., European bonds turned in a mixed performance in the first half of the fiscal year, supported on the one hand by the U.S. bond rally, but undermined, on the other hand, by political and budget issues. During the second half of the fiscal year, however, European bond markets rallied as many of these issues were addressed in a more decisive fashion by the affected countries and by the community of European countries as a whole. Also aiding this rally was the lowering of interest rates in Germany in response to slowing economic growth and improving inflation reports. As a result, yields on three-year German and Italian bonds declined by 2.30 percent and 2.20 percent, respectively, from the highs seen earlier in the year.

In the foreign exchange markets, the U.S. dollar plummeted to new historical lows against the Japanese yen and the German mark during the first half of the fiscal year, mainly due to the ongoing trade dispute between the U.S. and Japan. However in the second half of the year, the U.S. currency regained some of its composure thanks to aggressive and concerted intervention by the U.S., Germany and Japan. Further aiding the dollar were the U.S.-Japan agreement on auto parts and the unveiling of the Japanese deregulatory package combined with two reductions of the Japanese Official Discount Rate. For the twelve-month

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

period, the dollar depreciated by 6.50 percent against the German mark, while appreciating by 5.30 percent against the Japanese yen. Overall, the U.S. currency lost 2.30 percent on a trade-weighted basis.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Dean Witter Global Short-Term Income Fund Inc. has shown a strong performance during the fiscal year. For the twelve-month period ended October 31, 1995, the Fund's total return was 8.27 percent, compared to a total return of 3.18 percent for the average short world income fund, as reported by Lipper Analytical Services, Inc. and an increase of 12.09 percent for the unhedged and unmanaged Lehman Brothers Mutual Fund Short World Multimarket Index. The accompanying chart illustrates the growth of a $10,000 investment in the Fund since inception
(November 1, 1990) through the fiscal
year ended October 31, 1995, versus a
similar investment in the issues that
comprise the Lehman Brothers Mutual
Fund Short World Multimarket Index.

During the fiscal year, the Fund's
dividends totaled $0.54 per share. As
of October 31, 1995, the Fund's net
assets were approximately $107 million
with investments in government
securities (65 percent of net assets)
and debt instruments issued by
top-rated banks (33 percent of net
assets).

The Fund's investment strategy in this
market environment was to overweight
the U.S. market, then to increase its
allocation to the Italian, Spanish and
Swedish markets in the second half of
the year, taking advantage of higher
yields and rising bond prices in these
markets. As of October 31, 1995, 48
percent of the Fund's investments were
in North America, 38 percent were in
Europe and 14 percent in the Pacific
Basin countries. These investment
positions had an average maturity of
2.50 years as of October 31, 1995,
with the

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

average maturity of the Fund ranging from 2 to 3 years during the fiscal year. Some of the currency risks of these investments were not hedged back into the dollar as the U.S. currency declined in value.

LOOKING AHEAD

Going forward, further easing of interest rates in the U.S. and accommodating monetary policies in the other major countries should bode well for global bond investments. In addition, the substantial progress in budgetary discipline that has been seen in Europe, especially in Italy, Spain and Sweden should lead to excellent performance by these international bond markets. Reflecting these circumstances, we anticipate that the Fund will maintain its current strategy of diversifying into different global markets with an emphasis on the markets that exhibit steady non-inflationary growth, continuing progress toward fiscal balance and accommodating monetary policies. We believe this strategy would allow the Fund to achieve high current income while maintaining NAV stability.

We appreciate your ongoing support of Dean Witter Global Short-Term Income Fund Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

    PRINCIPAL
    AMOUNT IN                                                  COUPON     MATURITY
    THOUSANDS                                                   RATE        DATE          VALUE
----------------------------------------------------------------------------------------------------

                   GOVERNMENT & CORPORATE BONDS (93.5%)
                   AUSTRALIA (3.2%)
                   GOVERNMENT OBLIGATION
Au$         4,650  Australia Treasury Bill..................    0.00   %   02/14/96  $     3,458,372
                                                                                     ---------------

                   GERMANY (5.0%)
                   BANKING - INTERNATIONAL
$           5,000  Bayerische Vereinsbank...................    8.125      01/27/00        5,348,445
                                                                                     ---------------

                   ITALY (11.8%)
                   GOVERNMENT OBLIGATIONS
    ITL 7,930,000  Italy Treasury Bond+.....................   10.50       04/15/98        4,939,043
       12,500,000  Italy Treasury Bond+.....................   10.50       04/01/00        7,672,170
                                                                                     ---------------

                   TOTAL ITALY.....................................................       12,611,213
                                                                                     ---------------

                   NEW ZEALAND (10.3%)
                   GOVERNMENT OBLIGATIONS
NZ$         8,000  New Zealand Treasury Bond+...............    9.00       11/15/96        5,333,211
            8,265  New Zealand Treasury Bond+...............   10.00       07/15/97        5,658,918
                                                                                     ---------------

                   TOTAL NEW ZEALAND...............................................       10,992,129
                                                                                     ---------------

                   SPAIN (13.2%)
                   GOVERNMENT OBLIGATIONS
     ESP  390,000  Spain Treasury Bond+.....................   11.45       08/30/98        3,289,815
        1,325,000  Spain Treasury Bond+.....................   10.25       11/30/98       10,865,109
                                                                                     ---------------

                   TOTAL SPAIN.....................................................       14,154,924
                                                                                     ---------------

                   SWEDEN (3.6%)
                   GOVERNMENT OBLIGATION
      SEK  24,700  Sweden Treasury Bond.....................   10.75       01/23/97        3,806,480
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

    PRINCIPAL
    AMOUNT IN                                                  COUPON     MATURITY
    THOUSANDS                                                   RATE        DATE          VALUE
----------------------------------------------------------------------------------------------------
                   UNITED STATES (46.4%)
                   BANKING (24.2%)
$           5,000  Bank One.................................    7.80   %   12/30/96  $     5,100,850
            5,000  Morgan (J.P.) & Co., Inc.................    7.625      11/15/98        5,208,400
            7,000  National Bank of Detroit.................    6.85       05/11/98        7,107,940
            6,000  Norwest Corp.............................    5.75       03/15/98        5,954,880
            2,500  Society Bank - Cleveland.................    7.125      04/15/97        2,534,600
                                                                                     ---------------
                                                                                          25,906,670
                                                                                     ---------------
                   U.S GOVERNMENT OBLIGATIONS (22.2%)
                   U.S. Treasury Notes
           13,000  .........................................    6.125      05/15/98       13,130,000
           10,000  .........................................    7.50       10/31/99       10,595,313
                                                                                     ---------------
                                                                                          23,725,313
                                                                                     ---------------

                   TOTAL UNITED STATES.............................................       49,631,983
                                                                                     ---------------

                   TOTAL GOVERNMENT & CORPORATE BONDS
                   (IDENTIFIED COST $98,398,091)...................................      100,003,546
                                                                                     ---------------

                   SHORT-TERM INVESTMENTS (4.7%)
                   TIME DEPOSITS (a)
                   ITALY (2.7%)
                   BANKING - INTERNATIONAL
    ITL 4,648,740  Bank of New York.........................   10.375      11/03/95        2,923,736
                                                                                     ---------------

                   SPAIN (1.4%)
                   BANKING - INTERNATIONAL
     ESP  184,652  Bankers Trust............................    9.125      11/03/95        1,514,161
                                                                                     ---------------

                   TOTAL TIME DEPOSITS.............................................        4,437,897
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

    PRINCIPAL
    AMOUNT IN                                                  COUPON     MATURITY
    THOUSANDS                                                   RATE        DATE          VALUE
----------------------------------------------------------------------------------------------------
                   UNITED STATES (b) (0.6%)
                   U.S. GOVERNMENT AGENCY
$             615  Student Loan Marketing Assoc.............    5.69   %   11/01/95  $       615,000
                                                                                     ---------------

                   TOTAL SHORT-TERM INVESTMENTS
                   (IDENTIFIED COST $5,011,129)....................................        5,052,897
                                                                                     ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $103,409,220) (C)........       98.2%   105,056,443

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES...............................        1.8      1,882,393
                                                -----   ------------

NET ASSETS................................      100.0%  $106,938,836
                                                -----   ------------
                                                -----   ------------

---------------------
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes is $103,409,220; the aggregate gross unrealized appreciation is $1,873,213 and the aggregate gross unrealized depreciation is $225,990, resulting in net unrealized appreciation of $1,647,223.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1995:

     CONTRACTS           IN EXCHANGE      DELIVERY     UNREALIZED
    TO DELIVER               FOR            DATE      DEPRECIATION
-------------------------------------------------------------------
      DEM 7,092,960           $4,812,702  05/29/96   $   (216,459)
                                                     --------------
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $103,409,220)............................  $105,056,443
Cash (including $73,950 in foreign currency)................        76,159
Receivable for:
    Interest................................................     3,421,790
    Compensated forward foreign currency contracts..........     1,335,275
    Capital stock sold......................................           300
Prepaid expenses............................................         3,588
                                                              ------------

     TOTAL ASSETS...........................................   109,893,555
                                                              ------------

LIABILITIES:
Unrealized depreciation on forward foreign currency
  contracts.................................................       216,459
Payable for:
    Compensated forward foreign currency contracts..........     2,280,120
    Capital stock repurchased...............................        77,339
    Plan of distribution fee................................        71,309
    Dividends to shareholders...............................        67,874
    Investment management fee...............................        52,293
Accrued expenses............................................       189,325
                                                              ------------

     TOTAL LIABILITIES......................................     2,954,719
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   113,556,418
Net unrealized appreciation.................................     1,467,834
Distributions in excess of net investment income............      (121,077)
Accumulated net realized loss...............................    (7,964,339)
                                                              ------------

     NET ASSETS.............................................  $106,938,836
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  12,026,267 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $8.89
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:

INTEREST INCOME (net of $56,922 foreign withholding tax)....  $10,228,024
                                                              -----------

EXPENSES
Plan of distribution fee....................................      977,657
Investment management fee...................................      716,948
Transfer agent fees and expenses............................      165,681
Custodian fees..............................................       89,621
Professional fees...........................................       82,155
Shareholder reports and notices.............................       57,211
Registration fees...........................................       30,813
Organizational expenses.....................................       29,982
Directors' fees and expenses................................       26,521
Other.......................................................       10,997
                                                              -----------

     TOTAL EXPENSES.........................................    2,187,586
                                                              -----------

     NET INVESTMENT INCOME..................................    8,040,438
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   (2,373,102)
    Futures contracts.......................................      618,175
    Foreign exchange transactions...........................     (620,776)
                                                              -----------

     TOTAL LOSS.............................................   (2,375,703)
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................    4,078,752
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................      158,609
                                                              -----------

     TOTAL APPRECIATION.....................................    4,237,361
                                                              -----------

     NET GAIN...............................................    1,861,658
                                                              -----------

NET INCREASE................................................  $ 9,902,096
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1995   OCTOBER 31, 1994
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  8,040,438      $    14,896,746
Net realized loss...........................................      (2,375,703)         (21,073,488)
Net change in unrealized appreciation/depreciation..........       4,237,361            6,758,980
                                                              ----------------   ----------------

     NET INCREASE...........................................       9,902,096              582,238
                                                              ----------------   ----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (6,576,785)          (3,245,847)
Paid-in-capital.............................................      (1,427,490)         (11,239,060)
                                                              ----------------   ----------------

     TOTAL..................................................      (8,004,275)         (14,484,907)
                                                              ----------------   ----------------
Net decrease from capital stock transactions................     (65,075,624)        (121,258,984)
                                                              ----------------   ----------------

     TOTAL DECREASE.........................................     (63,177,803)        (135,161,653)

NET ASSETS:
Beginning of period.........................................     170,116,639          305,278,292
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $121,077 AND $915, RESPECTIVELY)..............    $106,938,836      $   170,116,639
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Short-Term Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Directors; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash or U.S. Government securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATION EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $150,000 which were reimbursed for the full amount thereof. Such expenses were fully amortized as of October 31, 1995.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the average daily net assets not exceeding $500 million and 0.50% to the portion of the average daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $107,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                            PURCHASES          SALES
                                          --------------   --------------
Corporate Bonds.........................  $   30,101,685   $   43,081,050
Foreign Government Bonds................     108,775,878      165,258,997
U.S. Government and Agencies
 Obligations............................      74,403,684       52,589,688

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $27,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Directors' fees and expenses in the Statement of Operations amounted to $8,444. At October 31, 1995, the Fund had an accrued pension liability of $53,191 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                               FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                                OCTOBER 31, 1995                  OCTOBER 31, 1994
                                                         -------------------------------   -------------------------------
                                                             SHARES           AMOUNT           SHARES           AMOUNT
                                                         --------------   --------------   --------------   --------------
Sold...................................................         332,379   $    2,925,344        8,350,784   $   74,163,360
Reinvestment of dividends and distributions............         535,338        4,696,544          941,697        8,409,346
                                                         --------------   --------------   --------------   --------------
                                                                867,717        7,621,888        9,292,481       82,572,706
Repurchased............................................      (8,316,754)     (72,697,512)     (22,894,129)    (203,831,690)
                                                         --------------   --------------   --------------   --------------
Net decrease...........................................      (7,449,037)  $  (65,075,624)     (13,601,648)  $ (121,258,984)
                                                         --------------   --------------   --------------   --------------
                                                         --------------   --------------   --------------   --------------

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Fund had a net capital loss carryover of approximately $8,335,000 to offset future capital gains to the extent provided by regulations available through October 31 of the following years:

                              AMOUNTS IN THOUSANDS
   1999          2000          2001          2002          2003         Total
-----------  ------------  ------------  ------------  ------------  ------------
 $      85   $      1,231  $      1,004  $      4,853  $      1,162  $      8,335
       ---   ------------  ------------  ------------  ------------  ------------
       ---   ------------  ------------  ------------  ------------  ------------

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1995, paid-in-capital was charged $125, distributions in excess of net investment income was charged $1,583,815 and accumulated net realized loss was credited $1,583,940.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate future contracts ("derivative investments").

At October 31, 1995, there were no outstanding forward contracts other than those used to manage foreign currency exposure associated with anticipated portfolio transactions of foreign currency denominated securities.

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                FOR THE YEAR ENDED OCTOBER 31
                                    -----------------------------------------------------
                                      1995       1994       1993       1992       1991
-----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   8.73   $   9.23   $   9.41   $   9.77   $  10.00
                                    ---------  ---------  ---------  ---------  ---------

Net investment income..............     0.54       0.72       0.70       0.82       0.95
Net realized and unrealized gain
 (loss)............................     0.16      (0.66)     (0.27)     (0.46)     (0.23)
                                    ---------  ---------  ---------  ---------  ---------

Total from investment operations...     0.70       0.06       0.43       0.36       0.72
                                    ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.44)     (0.13)     (0.61)     (0.72)     (0.95)
   Paid-in-capital.................    (0.10)     (0.43)     --         --         --
                                    ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.54)     (0.56)     (0.61)     (0.72)     (0.95)
                                    ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   8.89   $   8.73   $   9.23   $   9.41   $   9.77
                                    ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     8.27%      0.65%      4.72%      3.76%      7.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.68%      1.63%      1.55%      1.55%      1.61%

Net investment income..............     6.17%      6.35%      6.97%      8.43%      9.49%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $106,939   $170,117   $305,278   $441,191   $462,263

Portfolio turnover rate............      188%       123%       221%       149%         8%

---------------------
+    Does not reflect the deduction of sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Short-Term Income Fund Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 11, 1995

DIRECTORS

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Vinh Q. Tran
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER GLOBAL SHORT-TERM INCOME FUND


[Graphic]


ANNUAL REPORT
OCTOBER 31, 1995

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
                                GROWTH OF $10,000


                                                  LEHMAN BROTHERS
                                                  MUTUAL FUND SHORT
          DATE                    TOTAL           WORLD MULTIMARKET IX

November 1, 1990                 $10,000                $10,000
October 31, 1991                 $10,749                $10,780
October 31, 1992                 $11,154                $11,971
October 31, 1993                 $11,680                $12,762
October 31, 1994                 $11,756                $13,449
October 31, 1995                 $12,728 (3)            $15,074


                          AVERAGE ANNUAL TOTAL RETURNS
                          1 YEAR          LIFE OF FUND

                          8.27 (1)            4.95 (1)
                          5.27 (2)            4.95 (2)


                            ____Fund ____ Lehman (4)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
--------------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-3%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1995.

(4) The Lehman Brothers Mutual Fund Short World Multimarket Index measures the performance of all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years. Unlike the Fund, the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.